Exhibit 10.3

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

July 7, 2014

Reference is hereby made to the Registration Rights Agreement, dated as of June 13, 2014 (the “Registration Rights Agreement”), by and among Weyerhaeuser Real Estate Company (the “Issuer”) and the Representatives on behalf of the several Initial Purchasers concerning registration rights relating to the Issuer’s 5.875% Senior Notes due 2024 (the “Securities”). Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1. Joinder. The undersigned hereby acknowledges that it has received a copy of the Registration Rights Agreement and absolutely, unconditionally and irrevocably acknowledges and agrees with the Initial Purchasers that by its execution and delivery hereof it shall (i) join and become a party to the Registration Rights Agreement and be deemed to be the Issuer under the Registration Rights Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Registration Rights Agreement; and (iii) perform all obligations and duties as required of it as the Issuer in accordance with the Registration Rights Agreement.

2. Governing Law. This Joinder Agreement and any claim, controversy or dispute arising under or related to this Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

3. Counterparts. This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

5. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first written above.

TRI POINTE HOMES, INC.

By:	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Chief Financial Officer

[Signature Page to Registration Rights Joinder (2024 Notes)]